EXHIBIT 32(b)
                                                                   -------------




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Harsco Corporation (the "Company") on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Salvatore D. Fazzolari, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Salvatore D. Fazzolari
-----------------------------
Salvatore D. Fazzolari
Chief Financial Officer

May 5, 2005






A signed original of this written statement required by Section 906 has been provided to Harsco Corporation and will be retained by Harsco Corporation and furnished to the Securities and Exchange Commission or its staff upon request.